Consent of Independent Registered Public Accounting Firm

The Board of Trustees:

The Prudential Series Fund:

We consent to the use of our report, dated February 13, 2018, with respect to the statements of assets and liabilities of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, Government Money Market Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and Value Portfolio (thirteen of the portfolios comprising The Prudential Series Fund), including their respective schedules of investments, as of December 31, 2017, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

April 16, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

The Prudential Series Fund:

We consent to the use of our reports, dated February 14, 2018, with respect to the statements of assets and liabilities of SP International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, and SP Small Cap Value Portfolio (three of the portfolios comprising The Prudential Series Fund), including their respective schedules of investments, as of December 31, 2017, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

April 16, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

The Prudential Series Fund:

We consent to the use of our report, dated February 12, 2018, with respect to the statements of assets and liabilities of Jennison 20/20 Focus Portfolio, one of the portfolios comprising The Prudential Series Fund, including the schedule of investments, as of December 31, 2017, and related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

April 16, 2018